OPPENHEIMER EQUITY INCOME FUND

Supplement dated January 24, 2018 to the

Prospectus and Statement of Additional Information dated December 29, 2017

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of Oppenheimer Equity Income Fund (the "Fund"), and is in addition to any other supplements.

Effective immediately:

Prospectus:

1.	The section titled "Portfolio Manager" under the heading "The Fund Summary" is deleted in its entirety and replaced with the following:

Portfolio Manager. Laton Spahr, CFA, has been a portfolio manager of the Fund since January 2018.

2.	The section titled "Portfolio Manager" under the heading "How the Fund is Managed" is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Laton Spahr, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Spahr has been a portfolio manager of the Fund since January 2018.

Mr. Spahr has been a Senior Vice President of the Sub-Adviser since March 2013. Prior to joining the Sub-Adviser, he was a senior portfolio manager from 2003 to 2013 and an equity analyst from 2001 to 2002 for Columbia Management Investment Advisers, LLC. Mr. Spahr is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

SAI:

1.	All references to Michael Levine are removed.

2.	The section titled "Portfolio Manager" " under the heading "The Manager and the Sub-Adviser" is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Laton Spahr (referred to as the "Portfolio Manager"). He is the person responsible for the day-to-day management of the Fund’s investments.

You should read this supplement in conjunction with the Prospectus and SAI and retain it for future reference.

January 24, 2018	PS0835.028